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                                                                    Exhibit 99.1

[OMEGA FINANCIAL CORPORATION LOGO]
                                                          [SUN BANCORP INC LOGO]


CONTACTS:   Daniel L. Warfel, Chief Financial Officer
            Omega Financial Corporation, (814) 231-5778
            Robert J. McCormack, President & Chief Executive Officer
            Sun Bancorp, Inc., (570) 523-4301

HEADLINE:   OMEGA FINANCIAL CORPORATION TO ACQUIRE SUN BANCORP, INC.

FOR IMMEDIATE RELEASE -- APRIL 20, 2004 --

      State College, PA and Lewisburg, PA, April 21/PRNewswire - FirstCall/--Omega Financial Corporation (NASDAQ:OMEF)($1.1 billion assets) and Sun Bancorp, Inc. (NASDAQ:SUBI) ($1.0 billion assets) jointly announced today that Omega Financial Corporation; parent company of Omega Bank N.A., Central Pennsylvania Investment Company and subsidiary Omega Insurance Agency, and Central Pennsylvania Life Insurance Company, has agreed to acquire Sun Bancorp, Inc., parent company of SunBank, Mid-Penn Insurance Associates, Sun Investment Services, Bank Capital Services and Sentry Trust Company.

SunBank operates 23 financial centers in the central Pennsylvania counties of Dauphin, Luzerne, Lycoming, Snyder, Union, Clinton and Northumberland. Upon completion of the merger, SunBank will retain its name and operate as a division of Omega Bank. Robert J. McCormack, President and CEO of SunBank will serve as President of the SunBank Division of Omega Bank. Additionally, Mr. McCormack will hold the title of Executive Vice President, Chief Administrative Officer of Omega Financial Corporation. Three directors mutually acceptable to both Sun Bancorp and Omega Financial will be appointed to the Board of Directors of Omega Financial.

"This is a key strategic acquisition for us," stated David B. Lee, Chairman, President and Chief Executive Officer of Omega Financial. "Omega Financial and Sun Bancorp share many values that have helped both of us become outstanding companies. Selecting a partner that shares our strong commitment to shareholders, employees, clients, and to supporting great communities is very important to us."

"This is an outstanding opportunity for our company to continue its growth and success in an even larger capacity throughout the state," said Donita R. Koval, President and Chief Executive Officer of Omega Bank and Chief Operating Officer of Omega Financial. "The combined company will continue to focus on earning 100% of our customer's business and helping them to succeed financially."

"We are thrilled about joining the Omega Financial organization and believe that this partnership will benefit the long-term interests of our stakeholders - shareholders, customers, employees and the communities we serve," said Robert J. McCormack, President and CEO of Sun Bancorp. "The two companies have similar cultures and philosophies, including a commitment to local decision-making. Omega has an outstanding reputation as a company that values employees, clients, community support and has an excellent record of providing value for shareholders as well as a comprehensive range of bank products and services. By joining together we will create a premier financial services organization in central and northeastern Pennsylvania. We're confident that Omega is the right choice as a business partner."

Under the terms of the merger agreement, Sun Bancorp shareholders will be entitled to receive either 0.664 shares of Omega Financial common stock for each share of Sun Bancorp common stock or $23.25 in cash for each share held subject to pro rata allocation such that 20% of Sun Bancorp common stock
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shall be paid in cash and 80% will be in the form of Omega Financial Corporation common stock. This transaction is expected to be accretive to Omega's earnings per share by the end of the first full year of combined operations. The combined assets of Omega Financial and Sun Bancorp based on both companies' assets at March 31, 2004 will be approximately $2.1 billion.

      The definitive agreement has been approved unanimously by the Boards of Directors of both companies. The transaction is subject to all required regulatory approvals and approvals by Omega Financial Corporation and Sun Bancorp shareholders and certain other customary conditions. The transaction is anticipated to close late in the third quarter or early fourth quarter 2004.

Sandler O'Neill & Partners, L.P. acted as exclusive financial advisor and Blank Rome served as legal counsel to Omega Financial in this transaction. Sun Bancorp was advised by Keefe, Bruyette & Woods with legal services provided by Shumaker Williams.

A conference call is scheduled for April 21, 2004 at 10:00 a.m. EDT to discuss this transaction. To participate, dial 1-877-232-4392. An electronic presentation can be accessed beginning April 21, 2004 at 8:00 a.m., at www.omegafinancial.com/invrelations.html to serve as a reference and summary of the live call and to provide dial-in instructions. The conference call materials can be accessed up to 90 days on our web site at www.omegafinancial.com/invrelations.html.

Omega Financial will be filing relevant documents concerning the transaction with the United States Securities and Exchange Commission, including a registration statement on Form S-4. Investors are urged to read the registration statement on Form S-4 containing a prospectus/proxy statement regarding the proposed transaction and any other documents filed with the SEC, as well as any amendments to these documents, because they contain (or will contain) important information. Investors are able to obtain those documents free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by Omega Financial can be obtained, without charge, by directing a request to Omega Financial Corporation, 366 Walker Drive, State College, PA 16804, Attention:
JoAnn McMinn, Corporate Controller (tel: 800-494-1810). INVESTORS ARE URGED TO READ THESE DOCUMENTS, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Omega Financial Corporation is a diversified financial service company headquartered in State College, PA offering banking, insurance (insurance products offered through Omega Insurance Agency), investments (securities offered through PrimeVest Financial Services, a registered independent broker/dealer, members NASD/SIPC), wealth management, and trust services throughout their 44 community offices.

      This news release contains certain forward-looking statements about the proposed merger within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding the anticipated future results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate" and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." These forward-looking statements are based upon the current beliefs and expectations of Omega Financial Corporation's and Sun Bancorp, Inc.'s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the companies' control. In addition, these forward-looking statements are subject to the assumptions set forth below with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements. Omega Financial Corporation and Sun Bancorp, Inc. do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (1) competitive pressure among depository institutions increases significantly; (2) costs related to the integration of the business of Omega Financial Corporation and Sun Bancorp, Inc. are greater than expected; (3) operating costs, customer losses and business disruption following the merger may be greater than expected; (4) governmental approvals of the merger and/or the conversion may not be
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obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger and/or the conversion; (5) Omega Financial Corporation and/or Sun Bancorp, Inc. shareholders may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) changes in the interest rate environment reduces interest margins; (8) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; (9) legislation or regulatory requirements or changes adversely affect the business in which the combined company will be engaged; and (10) changes may occur in the securities market.